Exhibit 10.6
GUARANTY AND SURETYSHIP
AGREEMENT
THIS GUARANTY AND SURETYSHIP AGREEMENT (this "Guaranty") is made and entered into as of this 30th day of April, 2003, by CONSOL ENERGY INC., a Delaware corporation (the "Guarantor"), with an address at 1800 Washington Road, Pittsburgh, Pennsylvania 15241, in consideration of the entry by CNX FUNDING CORPORATION, a Delaware corporation, (the "Company"), with an address at CONSOL Plaza, Treasury Suite 125, 1800 Washington Road, Pittsburgh, Pennsylvania 15241, into that certain Purchase and Sale Agreement of even date herewith (as such agreement may he amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement") by and between the Company and CONSOL SALES COMPANY, a Delaware corporation, CONSOL OF KENTUCKY INC., a Delaware corporation, CONSOL PENNSYLVANIA COAL COMPANY, a Delaware corporation, CONSOLIDATION COAL COMPANY, a Delaware corporation, ISLAND CREEK COAL COMPANY, a Delaware corporation, WINDSOR COAL COMPANY, a West Virginia corporation, MCELROY COAL COMPANY, a Delaware corporation, KEYSTONE COAL MINING CORPORATION, a Pennsylvania corporation, EIGHTY-FOUR MINING COMPANY, a Pennsylvania corporation, CNX GAS COMPANY LLC, a Virginia limited liability company, CNX MARINE TERMINALS INC. a Delaware corporation (each, an "Originator", and collectively, the "Originators"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
1.Guaranty of Obligations. The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for, the prompt payment and performance of all liabilities, obligations, covenants and duties owing by each Originator to the Company under Section 3.3 and 9.1 of the Sale Agreement, present or future, (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to any Originator, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and all costs and expenses of the Company incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "Obligations"). If any Originator defaults under any such Obligations, the Guarantor will pay the amount due to the Company at any time such Obligations are due (and unpaid) or in accordance with paragraph 6.

2.Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and the Company shall not be required, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against any Originator, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.
This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Company has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Company of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Company to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against any Originator or the Company, the Issuer or the Administrator, except payment or performance of the Obligations.
Notice of acceptance of this Guaranty, notice of purchase of Receivables from Originators from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Company's failure to comply with the notice requirements under Sections 9‑611 and 9‑612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral.

The Company at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of any Originator in such order, manner and amount as the Company may determine in its sole discretion; (d) settle, compromise or deal with any other person, including each Originator or the Guarantor, with respect to any Obligations in such manner as the Company deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.
3.Repayments or Recovery from the Company. If any demand is made at any time upon the Company for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Company repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Company. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Company's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.
4.Financial Statements. Unless compliance is waived in writing by the Company or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Company such information relating to the Guarantor's affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Company may reasonably request.

5.Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of each Originator that may result from any such proceeding.

6.Events of Default. The occurrence of any of the following shall be an "Event of Default": (i) any Termination Event, (ii) the Guarantor's failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Company by or on behalf of the Guarantor hereunder or under the Sale Agreement or the Receivables Purchase Agreement after giving effect to the applicable cure periods set forth in Section 8.1 of the Sale Agreement or Exhibit V of the Receivables Purchase Agreement; or (iv) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Company the amount of the Obligations; or (b) on demand of the Company, the Guarantor shall immediately deposit with the Company, in U.S. dollars, all amounts due under the Obligations, and the Company may at any time use such funds to repay the Obligations; or (c) the Company in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

7.Costs. To the extent that the Company incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Prime Rate.

8.Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Company or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against each Originator based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of any Originator, including participation in any marshalling of any Originator's assets.

9.Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("Notices") must be in writing and will be effective upon receipt. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to addresses for the Company and the Guarantor as set forth herein or to such other address as either may give to the other for such purpose in accordance with this section. No notice to Company shall be effective for any purpose unless such notice is also given to the Administrator and the Issuer.

10.Preservation of Rights. No delay or omission on the Company's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Company's action or inaction impair any such right or power. The Company's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Company may have under other agreements, at law or in equity. The Company may proceed in any order against any Originator, the Guarantor or any other obligor of, or collateral securing, the Obligations.

11.Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

12.Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by each of the Company, the Issuer and the Administrator, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

13.Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Company with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Company.

14.Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Company and their respective successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the prior written consent of the Company, the Administrator and the Issuer and the Company at any time may assign this Guaranty in whole or in part.

15.Interpretation. In this Guaranty, unless the Company and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

16.Definitions. Capitalized terms not otherwise defined herein shall have the same meanings which they have in the Sale Agreement.

17.Indemnity. The Guarantor agrees to indemnify each of the Company, each legal entity, if any, who controls the Company and each of their respective directors, officers and employees (the "Indemnified Parties"), and to hold each Indemnified Party harmless from and against, any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty and assignment of any rights hereunder. The Guarantor may participate at its expense in the defense of any such claim.

18.Governing Law and Jurisdiction.
(a)THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5‑1401 AND 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF NEW YORK COUNTY IN THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

19.Waiver of Jury Trial. The guarantor irrevocably waives any and all right the guarantor may have to a trial by jury in any action, proceeding or claim of any nature relating to this Guaranty, any documents executed in connection with this Guaranty or any transaction contemplated in any of such documents. The Guarantor acknowledges that the foregoing waiver is known and voluntary.

20.Acknowledgment and Agreement. By execution below, Guarantor expressly acknowledges and agrees that all of the Company's rights, title, and interests in, to, and under this Guaranty (but not its obligations), have been assigned by the Company pursuant to the Receivables Purchase Agreement, and Guarantor consents to such assignment. Guarantor further acknowledges and agrees that the Administrator and the Issuer are third-party beneficiaries of the rights of the Company arising hereunder and under the other Transaction Documents to which the Guarantor is a party.

The Guarantor acknowledges that it has read and understood all the provisions of this Guaranty, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.
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[SIGNATURE PAGE TO GUARANTY]
WITNESS the due execution hereof as a document under seal, as of the date above, with the intent to be legally bound hereby.
CONSOL ENERGY INC.

By:    /s/ William J. Lyons
Name:    William J. Lyons
Title:    Senior Vice President and Chief Financial Officer

Address
1800 Washington Road
Pittsburgh, PA 15241

Attention: Treasurer
Telephone: 412-831-4128
Facsimile: 412-831-4151